Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
ZoomInfo Technologies Inc.:

We consent to the use of our report included incorporated by reference herein.
/s/ KPMG LLP
Portland, Oregon
June 3, 2020